Exhibit 10.23

                             AGREEMENT TO TERMINATE
               AMENDED AND RESTATED SURPLUS MAINTENANCE AGREEMENT
                                     BETWEEN
                           XL REINSURANCE AMERICA INC.
                                       AND
                            XL CAPITAL ASSURANCE INC.

This Agreement (the "Termination Agreement"), effective ____________, 2006 (the "Effective Date") is entered into by and between XL Reinsurance America Inc. (formerly known as NAC Reinsurance Corporation)("XLRA"), a New York domiciled insurance company, and XL Capital Assurance Inc. ("XLCA") a New York domiciled stock insurance corporation.

                                   WITNESSETH:

         WHEREAS, XLRA and XLCA are parties to an Amended and Restated Surplus Maintenance Agreement (the "SMA") originally incepting on February 20, 2001, and renewed by the parties effective February 20, 2004, pursuant to which XLRA agreed to enable XLCA to maintain a surplus as regards policyholders of at least $75,000,000; and

         WHEREAS, XLRA and XLCA have deemed it desirable to terminate the SMA effective _________; and

         WHEREAS, the SMA provides that it may be amended at any time by a written amendment or agreement signed by both XLRA and XLCA, subject to regulatory approval; and

         WHEREAS, the New York Insurance Department has advised by letter dated ___________, 2006 that it has no objection to this Termination Agreement;

     NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1.   TERMINATION: the SMA shall terminate effective ____________, 2006.

         2. SUCCESSORS: the covenants, representations, warranties and agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of XLRA and its successors and XLCA and its successors.

         3. ENFORCEABILITY. This Termination Agreement shall have no force and effect except upon the written approval of the Superintendent of Insurance of the State of New York.

         4. GOVERNING LAW. This Termination Agreement shall be governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly entered into as of the date first above written.

                                       XL REINSURANCE AMERICA INC.



                                       By:___________________________
                                       Name:
                                       Title:


                                       XL CAPITAL ASSURANCE INC.




                                       By:___________________________
                                       Name:
                                       Title: